UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 22, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




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SIMULTANEOUSLY  SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
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          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

     (d)

                 On February 22, 2007, First Montauk Financial Corp. ("First Montauk" or "Registrant") appointed Ms. Celeste Leonard to its board of directors to serve as a Class I director. Since November 9, 2006 there have been two vacancies in the Class I directorships. Since August 2006, Ms. Leonard has been an Executive Vice President and the Chief Compliance Officer of First Montauk Securities Corp. ("FMSC"), the Registrant's principal subsidiary. Ms. Leonard will continue to serve as Chief Compliance Officer of FMSC in addition to the appointment disclosed in this Form 8-K.

                 Ms. Leonard has over 28 years of compliance and supervision experience in the financial services industry. Before joining the Registrant in August 2006, Ms. Leonard had been the Sales Practice Director for Smith Barney Citigroup in New York City, a position she had held since November 2004. She previously worked as a Senior Vice President for Business Control Management for Neuberger Berman, LLC in New York from
                 March 2004 through November, 2004. From February 1996 through March 2004, Ms. Leonard was an Executive Director/National Director of Branch Supervision for CIBC Oppenheimer Corp. and oversaw supervision and risk management for the private client division's 19 branch locations. From October 1994 through February 1996, she worked as Compliance Director for the Financial Services Division of Lehman Brothers, and held various other positions at that firm and its predecessors since 1978.

                 FMSC and Ms. Leonard have executed a formal written employment agreement which provides for the terms of her employment as follows: The term of the agreement is through December 31, 2008 during which period Ms. Leonard will be paid an annual salary of $200,000. Ms. Leonard will also be eligible for customary fringe benefits and participation in FMSC's executive bonus pool as follows: For 2006, the annual bonus was $200,000 payable in two installments - $100,000 on October 1, 2006 and $100,000 on or before January 15, 2007. For 2007 and 2008, respectively, the annual bonus will be $100,000. Ms. Leonard is also entitled to an automobile allowance of $500 per month.


Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              10.1 Employment Agreement dated as of August 7, 2006 between First Montauk Securities Corp. and Celeste Leonard.
              99.1      Press Release dated February 26, 2007.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST MONTAUK FINANCIAL CORP.

                                       By:   /s/ Victor K. Kurylak
                                          --------------------------------------
                                       Name:  Victor K. Kurylak
                                       Title: Chief Executive Officer
                                       Date:  February 26, 2007

                                  EXHIBIT INDEX


    Exhibit
    Number         Description

      10.1 Employment Agreement dated as of August 7, 2006 between First Montauk Securities Corp. and Celeste Leonard.
      99.1         Press Release dated February 26, 2007.